UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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INFOSPACE, INC.

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INFOSPACE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 8, 2006

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of Stockholders of InfoSpace, Inc., a Delaware corporation, will be held on May 8, 2006 at 10:00 a.m., local time, at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington 98004, for the following purposes:

1.	To elect three Class I directors to serve for their ensuing class term and until their successors are duly elected.

2.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for InfoSpace for 2006.

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 10, 2006 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on March 10, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote online, by telephone or by completing and mailing the enclosed proxy card as promptly as possible. For specific instructions for voting online, by telephone or by mail, please see the enclosed proxy card. Any stockholder attending the meeting may vote in person even if the stockholder has previously returned a proxy. Please see “How may I vote my shares in person at the meeting” in the Questions and Answers section of the Proxy Statement for more details on voting in person at the meeting.

By Order of the Board of Directors,

John M. Hall
Senior Vice President, General Counsel and Secretary

Bellevue, Washington

March 21, 2006

INFOSPACE, INC.

PROXY STATEMENT FOR

2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

Our Board of Directors is soliciting proxies for the 2006 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Annual Meeting will be held on May 8, 2006 at 10:00 a.m., local time, at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington 98004. Voting materials, which include the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2005, will be mailed to stockholders on or about March 28, 2006. Our principal executive offices are located at 601 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. Our telephone number is (425) 201-6100.

This solicitation of proxies is made on behalf of InfoSpace, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone.

Questions and Answers

Q:	Who may vote at the meeting?

A:	The Board set March 10, 2006 as the record date for the meeting. All stockholders who owned InfoSpace common stock at the close of business on March 10, 2006 may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on.

On March 10, 2006, 31,154,298 shares of our common stock were issued and outstanding. Shares of our common stock were held of record by 995 stockholders on the record date. The number of holders of record does not include beneficial owners of our common stock who hold their shares through brokers, banks or other holders of record.

Q:	How many votes do you need at the meeting?

A:	A majority of InfoSpace’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum.

Shares are counted as present at the meeting if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a Proxy Card or voted by telephone or using the Internet.

Q:	What proposals will be voted on at the meeting?

A:	There are two Board proposals scheduled to be voted on at the meeting:

•	Election of three Class I members of the Board of Directors; and

•	Ratification of Deloitte & Touche LLP as InfoSpace’s independent registered public accounting firm.

Q:	What is the voting requirement to approve each of the proposals?

A:	For the election of directors, the three Class I nominees who receive the greatest number of votes from shares present and entitled to vote at the meeting will be elected. To be passed, the proposed ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the shares cast at the meeting and entitled to vote with respect to such proposal.

Q:	How are votes counted?

A:	In the election of the directors, you may vote “FOR” each of the nominees or your vote may be “WITHHELD” with respect to any nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposal. If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote “FOR” each nominee for director and “FOR” the ratification of the appointment of Deloitte & Touche LLP as InfoSpace’s independent registered public accounting firm.

If you do not vote and you hold your shares in a brokerage account in your broker’s name (this is called “street name”), your broker will have discretionary authority to vote your shares “FOR” each nominee for director or to withhold votes for any nominee. Your broker will also have the discretionary authority to vote your shares “FOR” or “AGAINST” Proposal 2, the ratification of the appointment of Deloitte & Touche LLP. A broker non-vote will not have any effect on the outcome of the voting on a proposal.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	How may I vote my shares in person at the meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed Proxy Card or proof of identification for entrance to the meeting. If you hold your shares through a bank, broker or other holder of record, you may still vote at the meeting but you must request a legal proxy from your stockbroker or other holder of record in order to vote at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your stockbroker or nominee. In most cases, you will be able to do this by telephone, using the Internet or by mail. Please refer to the summary instructions included on your Proxy Card. For shares held in street name, the voting instruction card will be included by your stockbroker or nominee.

BY TELEPHONE OR THE INTERNET—If you have telephone or Internet access, you may submit your proxy by following the instructions on the Proxy Card.

BY MAIL—You may submit your proxy by mail by signing your Proxy Card or, for shares held in street name, by following the voting instruction card included by your stockbroker or nominee and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:	How can I change my vote after I return my Proxy Card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new Proxy Card with a later date, voting by telephone or using the Internet as instructed above (only your latest telephone or Internet proxy is counted) or by attending the meeting and voting in person (as described above). Attending the meeting will not revoke your proxy unless you specifically request it. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:	What are InfoSpace’s voting recommendations?

A:	Our Board of Directors recommends that you vote your shares “FOR” each nominee to the Board and “FOR” the ratification of Deloitte & Touche LLP as InfoSpace’s independent registered public accounting firm.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in our Quarterly Report on Form 10-Q for the second quarter of 2006, which will be filed with the Securities and Exchange Commission and will also be available at www.infospaceinc.com.

“Householding” of Proxy Materials

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. We believe this will provide greater convenience for our stockholders, as well as cost savings for us by reducing the number of duplicate documents that are sent to your home.

Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact ADP, either by calling toll-free (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you participate in householding and wish to receive a separate copy of our 2005 Annual Review, Annual Report on Form 10-K or this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact ADP as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of common stock of InfoSpace as of March 17, 2006 as to (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director and each nominee for director of InfoSpace, (iii) each of the executive officers named in the Summary Compensation Table in “Additional Information Relating to Our Directors and Executive Officers” and (iv) all current directors and executive officers as a group. Information for beneficial owners who are not officers or directors of InfoSpace is based on their most recent filings with the SEC (as described in the footnotes to this table) and is not independently verified by InfoSpace.

Principal Stockholders, Directors and Named Executive Officers	Shares Beneficially Owned (1)
	Number		Percent
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	1,955,219	(2)	6.3%

Acorn Ventures-IS, LLC, Acorn Ventures, Inc. 1309 114th Avenue S.E. Suite 200 Bellevue, WA 98004	1,954,553	(3)	6.0%

Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	1,750,000	(4)	5.6%

Barclays Global Investors 45 Fremont Street. San Francisco, CA 94105	1,594,620	(5)	5.1%

Edmund O. Belsheim, Jr.	510,933	(6)	1.6%

John E. Cunningham, IV	54,232	(7)	*

Steven L. Elfman	105,938	(8)	*

Jules Haimovitz	0		*

Richard D. Hearney	30,500	(9)	*

Rufus W. Lumry, III	1,992,553	(10)	6.1%

Brian T. McManus	98,125	(11)	*

Victor J. Melfi, Jr.	75,000	(12)	*

Kathleen H. Rae	0		*

Lewis M. Taffer	27,000	(13)	*

George M. Tronsrue, III	15,000	(14)	*

James F. Voelker	1,281,334	(15)	4.0%

Vanessa A. Wittman	32,500	(16)	*

All current directors and executive officers as a Group (14 persons)	4,318,531	(17)	12.4%

*	Less than 1%
(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of March 17, 2006 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Based on Form 13G filed February 13, 2006 by The Vanguard Group, Inc.
(3)	Includes 1,375,022 shares of common stock issuable upon exercise of warrants currently exercisable held by Acorn Ventures-IS, LLC. Mr. Lumry is the principal stockholder, sole director and President of Acorn Ventures, Inc., the sole member of Acorn Ventures-IS, LLC. Does not include 38,000 shares of common stock subject to options exercisable within 60 days of March 17, 2006 held by Mr. Lumry (see note (10) below).

(4)	Based on Form 13G/A filed February 10, 2006 by Capital Research and Management Company.
(5)	Based on Form 13G filed January 30, 2006 by Barclays Global Investors.
(6)	Includes 499,167 shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(7)	Includes 39,000 shares of common stock subject to options exercisable within 60 days of March 17, 2006, and 9,280 shares of common stock held by Clear Fir Partners, L.P. Mr. Cunningham is a general partner of Clear Fir Partners, L.P.
(8)	Includes 105,125 shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(9)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(10)	Includes 38,000 shares of common stock subject to options exercisable within 60 days of March 17, 2006, and 1,954,553 shares beneficially owned by Acorn Ventures-IS, LLC. See note (3) above.
(11)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(12)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(13)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(14)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(15)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(16)	Consists of shares of common stock subject to options exercisable within 60 days of March 17, 2006.
(17)	Includes 3,711,189 shares of common stock subject to options and warrants exercisable within 60 days of March 17, 2006.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors comprises nine members, which are divided into three equal classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

Nominees for Directors

Three Class I directors are to be elected at the Annual Meeting for a three-year term ending in 2009. The Board of Directors has nominated Edmund O. Belsheim, Jr., John E. Cunningham, IV, and Lewis M. Taffer for re-election as Class I directors. For further information on the process of director nominations and criteria for selection of directors, see “Director Nomination Process” below.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees. In the event that any nominee of the Board of Directors is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required; Election of Directors

If a quorum is present and voting, the three Class I nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES.

Director Nominees

Class I—Terms to expire in 2009

The names of the nominees of the Board of Directors and certain information about them are set forth below:

Name of Director	Age	Positions with InfoSpace	Director Since
Edmund O. Belsheim, Jr. .	53	Chief Administrative Officer and Director	2001
John E. Cunningham, IV(1)(2)	48	Director	1998
Lewis M. Taffer(1)(3)	58	Director	2001

(1)	Member of the Compensation Committee. Mr. Taffer serves as Chair of this committee.
(2)	Member of the Nominating and Governance Committee.
(3)	Member of the Audit Committee.

Edmund O. Belsheim, Jr. has been a director since January 2001. Mr. Belsheim joined us in November 2000 as Senior Vice President and General Counsel, and was appointed Chief Operating Officer in January 2001 and Chief Administrative Officer in April 2003. He also served as President from July 2001 to December 2002.

John E. Cunningham, IV has served as a director of InfoSpace since July 1998. Mr. Cunningham has been a general partner of Clear Fir Partners, L.P., a private equity investment partnership, since February 1998. Since January 2004, he has served as a non-executive chairman of the board of Citel Technologies, Inc., a telecommunications company. From April 1995 until February 2003, he served as President of Kellett Investment Corporation, an investment fund for private companies. Mr. Cunningham is on the Board of Directors of Petra Capital, LLC and Revenue Science, Inc. (formerly digiMine.com), and also serves as an advisor to Petra Growth Fund, L.P.

Lewis M. Taffer has served as a director since June 2001. Mr. Taffer is currently an independent management consultant. From January 2004 to January 2005, Mr. Taffer served as Executive Vice President, Acquisition Marketing of America Online. From May 2001 through December 2003, Mr. Taffer was an independent consultant specializing in marketing, business development and strategic partnerships. From 1979 through May 2001, Mr. Taffer served in various positions at American Express Company, most recently as Senior Vice President—Corporate Business Development.

Continuing Directors

Class II—Terms expiring in 2007

The names of our Class II directors, whose terms end in 2007, and certain information about them are set forth below:

Name of Director	Age	Positions with InfoSpace	Director Since
Richard D. Hearney(1)(2)	66	Director	2001
Rufus W. Lumry, III	59	Director	1998
James F. Voelker	55	Chairman, Chief Executive Officer and President	2002

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.

Richard D. Hearney has served as a director since September 2001. General Hearney served as President and Chief Executive Officer of Business Executives for National Security, an organization focusing on national security policy, from December 2000 to April 2002. He joined McDonnell Douglas Corporation in 1996 and served as Regional Vice President of Business Development—Western Europe until the acquisition of McDonnell Douglas by The Boeing Company in 1997, and subsequently served as Vice President of the Military Aircraft and Missile Systems Group of Boeing until November 1999. General Hearney served in the United States Marine Corps for over 35 years, and retired from military service in 1996 as Assistant Commandant of the Marine Corps. General Hearney currently serves on the Board of Directors of AOptix Technologies, Inc.

Rufus W. Lumry, III has served as a director of InfoSpace since December 1998. Since September 1992, Mr. Lumry has served as President of Acorn Ventures, Inc., a venture capital firm he founded. Prior to founding Acorn Ventures, Mr. Lumry served as a director and Chief Financial Officer of McCaw Cellular Communications. Mr. Lumry was one of the founders of McCaw Cellular in 1982, and retired from McCaw Cellular in 1990 as Executive Vice President and Chief Financial Officer.

James F. Voelker has served as our Chairman and Chief Executive Officer since December 2002, and also as President since December 2005. He also held the title of President from December 2002 to April 2003. He has served as a director since July 2002. Mr. Voelker served as President and a director of NEXTLINK Communications, Inc. (now XO Communications, Inc.), a broadband communications company, from inception in 1994 through 1998. Prior to NEXTLINK, he served as Chief Executive Officer and a director of U.S. Signal, a full service competitive local exchange carrier.

Class III—Terms expiring in 2008

The names of our Class III directors, whose terms end in 2008, and certain information about them are set forth below:

Name of Director	Age	Positions with InfoSpace	Director Since
Jules Haimovitz(1)(2)	55	Director	2005
George M. Tronsrue, III(2)(3)	49	Director	2003
Vanessa A. Wittman(1)	38	Director	2003

(1)	Member of the Audit Committee. Ms. Wittman serves as Chair of this committee.
(2)	Member of the Nominating and Governance Committee. Mr. Tronsrue serves as Chair of this Committee.
(3)	Member of the Compensation Committee.

Jules Haimovitz was appointed as a director in October 2005. Since July 2002, Mr. Haimovitz has served as Vice Chairman and Managing Partner of Dick Clark Productions Inc., a producer of programming for television, cable networks and syndicators. From June 1999 to July 2004, Mr. Haimovitz served in various capacities at Metro Goldwyn Mayer Inc., including President of MGM Networks Inc., a wholly-owned subsidiary, Executive Consultant to the CEO, and Chair of the Library Task Force. From July 1997 to February 1999, he served as President and Chief Operating Officer of King World Productions, Inc., a worldwide distributor of first-run programming. Mr. Haimovitz has also served in executive positions at Diva Systems Corporation, ITC Entertainment Group, Spelling Entertainment Inc. and Viacom Inc. Mr. Haimovitz is on the Board of Directors of TVN Entertainment Corporation and GNet Productions.

George M. Tronsrue, III was appointed as a director in February 2003. Mr. Tronsrue is currently Co-Manager of Jericho Fund, LLC, an investment and consulting company. From January 2000 to March 2004, Mr. Tronsrue served as Chairman and Chief Executive Officer of Monet Mobile Networks Inc., a wireless Internet service provider. Monet Mobile filed for Chapter 11 bankruptcy protection in March 2004. From October 1997 to October 1999, Mr. Tronsrue was with XO Communications, Inc. (formerly NEXTLINK Communications, Inc.), a broadband communications company, where he served as Chief Operating Officer and was also appointed as President in July 1998. Prior to his tenure at XO Communications, Mr. Tronsrue was a member of the initial executive management team and served as Chief Operating Officer of American Communications Services, Inc. (later called e.spire Communications, Inc.), an Internet data and fiber infrastructure company. Mr. Tronsrue serves on the boards of directors of several private companies and charitable organizations.

Vanessa A. Wittman was appointed as a director in April 2003. Since March 2003, she has been Executive Vice President and Chief Financial Officer of Adelphia Communications Corporation, a cable television company. From February 2000 to March 2003, Ms. Wittman served as Chief Financial Officer of broadband network services provider 360networks Inc. 360networks filed for Chapter 11 bankruptcy protection in the U.S. and similar protection in Canada in June 2001, from which it emerged in November 2002. She served as Senior Director, Corporate Development for Microsoft Corporation from April 1999 to February 2000 and as Chief Financial Officer for Metricom, Inc., a wide-area wireless data solutions provider, from April 1997 to November 1998.

Board Meetings and Committees; Corporate Governance Matters

The Board of Directors of InfoSpace held a total of 13 meetings during 2005. For 2005, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, if any, upon which such director served during the period for which he or she has been a director or committee member.

Our Board has not adopted a formal policy regarding directors’ attendance at our annual meetings of stockholders. However, our directors are strongly encouraged to attend the annual meeting. All of our then-current directors attended our 2005 Annual Meeting of Stockholders.

The Board of Directors believes that management speaks for InfoSpace. Individual Board members may occasionally meet or otherwise communicate with our stockholders and other constituencies that are involved with InfoSpace, but it is expected that Board members would do this with the advance knowledge of management and, absent unusual circumstances or as contemplated by Board committee charters, at the request of management. Stockholders who wish to communicate with the Board of Directors, or with any individual member of the Board, may do so by sending such communication in writing to the attention of the Corporate Secretary at the address of our principal executive office with a request to forward the same to the intended recipient. The Corporate Secretary will in general forward such communication to the Board or the specific Board member. However, the Corporate Secretary reserves the right to not forward any material that is abusive, threatening or otherwise inappropriate.

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Governance Committee Charter and related Director Nomination Policy, as well as our Code of Conduct and Ethics, which is applicable to all of our employees, can be found on our corporate Web site at www.infospaceinc.com. You may also request copies of these documents from Investor Relations at (425) 201-6100 or (866) 438-4677.

The Audit Committee. The Audit Committee, which currently consists of nonemployee directors Jules Haimovitz, Richard Hearney, Lewis Taffer, and Vanessa Wittman, met nine times during 2005. Ms. Wittman is Chair of the Audit Committee. Each member of the Audit Committee is an “independent director” as defined in the Nasdaq Marketplace Rules. Among other functions, the Audit Committee’s duties include the following:

•	Appointment, compensation, oversight and retention of our independent registered public accounting firm;

•	Pre-approving all services to be performed by the independent registered public accounting firm;

•	Reviewing the adequacy and effectiveness of our accounting and financial controls, including controls over financial reporting;

•	Reviewing our audited financial statements and quarterly financial information and discussing them with management and the independent registered public accounting firm;

•	Establishing procedures for receiving and reviewing accounting-related complaints and concerns by whistle blowers; and

•	Reviewing, approving and monitoring our code of ethics for senior financial personnel.

The Compensation Committee.    The Compensation Committee currently consists of nonemployee directors John Cunningham, Richard Hearney, Lewis Taffer and George Tronsrue. Mr. Taffer is chair of the Compensation Committee. Each member of the Compensation Committee is an “independent director” as defined in the Nasdaq Marketplace Rules. The Compensation Committee met eight times, and acted by unanimous written consent three times, during 2005. The Compensation Committee’s duties include the following:

•	Annually reviewing and approving compensation for our Chief Executive Officer and other executive officers;

•	Annually reviewing and making recommendations to management regarding general compensation goals and guidelines for employees and criteria by which employee bonuses are determined;

•	Evaluating the performance of the CEO and such other executive officers as appropriate; and

•	Acting as administrator of InfoSpace’s stock plans.

The Nominating and Governance Committee.    The Nominating and Governance Committee, which currently consists of nonemployee directors John Cunningham, Jules Haimovitz and George Tronsrue, met seven times in 2005. Mr. Tronsrue is Chair of the Nominating and Governance Committee. Each member of the Nominating and Governance Committee is an “independent director” as defined in the Nasdaq Marketplace Rules. The Nominating and Governance Committee’s duties include:

•	Assisting the Board by identifying prospective director nominees and to recommend to the Board the director nominees for the next annual meeting of stockholders;

•	Developing and recommending to the Board the governance principles applicable to InfoSpace;

•	Evaluating the performance of individual directors and assessing the effectiveness of the committees and the Board as a whole;

•	Recommending to the Board director nominees for each committee; and

•	Considering stockholder nominees for election to the Board as described below under “Director Nomination Process.”

Director Nomination Process

The Nominating and Governance Committee is responsible for reviewing and recommending nominees to the Board, which is responsible for approving director candidates for nomination by the Board of Directors. The Committee’s objective, pursuant to its charter, is to ensure that the Board is properly constituted to meet its fiduciary obligations to InfoSpace and its stockholders.

In considering director candidates, the Committee seeks the following minimum qualifications:

•	Commitment to InfoSpace’s business success consistent with the highest standards of responsibility and ethics;

•	Representation of the best interests of all of InfoSpace’s stockholders and not any particular constituency;

•	Conscientious preparation for, attendance and participation in Board and applicable committee meetings;

•	No personal or professional commitments that would interfere or conflict with his or her obligations to InfoSpace and its stockholders;

•	An established record of professional accomplishment in his or her chosen field; and

•	No material personal, financial or professional interest in any InfoSpace competitor that would interfere or conflict with his or her obligations to InfoSpace and its stockholders.

The Committee also considers the following qualifications desirable in Board nominees:

•	Contribution to the Board’s overall diversity, with diversity being broadly construed to mean a variety of personal and professional experiences, opinions, perspectives and backgrounds; and

•	Professional and personal experience and expertise relevant to InfoSpace’s business objectives.

Any stockholder may nominate candidates for election as directors by following the procedures set forth in our Bylaws, including the applicable notice, information and consent provisions. For further information regarding these procedures, see “Deadline for Receipt of Stockholder Proposals” below. A copy of our Bylaws is available on our corporate Web site at www.infospaceinc.com.

Any single stockholder, or group of stockholders, that has beneficially owned more than 5% of our outstanding common stock for at least one year may propose a director candidate for evaluation by the

Committee by delivering a written notice to the Nominating and Governance Committee that satisfies the notice, information and consent requirements of the Committee’s Director Nomination Policy. Any such Board candidate must be independent of the stockholder in all respects and must also qualify as an “independent director” under applicable Nasdaq rules. The notice must be received by the Committee not less than 120 calendar days before the anniversary of the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting. The notice must include, among other things, proof of the required stock ownership, identification of, and other information with regard to, the stockholder(s) submitting the proposal, and information with respect to the proposed Board candidate. The notice should be sent to the following address:

Chair, Nominating and Governance Committee

InfoSpace, Inc.

c/o Corporate Secretary

601—108th Avenue NE, Ste. 1200

Bellevue, WA 98004

Our Nominating and Governance Committee has the authority to retain a search firm, at InfoSpace’s expense, to be used to identify or evaluate director candidates at its discretion. In 2005, the Committee exercised such authority and paid a third party to identify and evaluate potential candidates to fill a vacancy on the Board.

Compensation of Directors

We pay an annual retainer of $15,000 following each Annual Meeting of Stockholders to each nonemployee member of our Board of Directors, and the Chair of the Audit Committee receives an additional $5,000 annual retainer. Each nonemployee director is also paid $750 for each Board of Directors and committee meeting attended and is reimbursed for travel expenses incurred to attend the meetings in person. Additionally, in 2005, Messrs. Lewis and Taffer each received $750 in connection with the in-person interview they held with a director candidate in California and were reimbursed for related travel expenses.

Pursuant to the Stock Option Grant Program for Nonemployee Directors under our Restated 1996 Flexible Stock Incentive Plan, as amended, we grant a nonqualified stock option to purchase 10,000 shares of common stock to each nonemployee director on the date the director is first appointed or elected to the Board of Directors. In addition, immediately following each Annual Meeting of Stockholders, we grant to each nonemployee director an additional nonqualified stock option to purchase 7,500 shares of common stock, except for those nonemployee directors who were newly elected to the Board of Directors at such Annual Meeting or within the three-month period prior to such Annual Meeting. All options granted under the program for nonemployee directors fully vest on the first anniversary of the date of grant.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit the financial statements of InfoSpace for 2006, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Deloitte & Touche LLP has audited our financial statements annually since 1997. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Required Vote; Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the votes cast is required to ratify the appointment of the independent registered public accounting firm.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL.

Fees Paid to Independent Registered Public Accounting Firm for 2005 and 2004

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) to InfoSpace and subsidiaries during 2005 and 2004 were as follows:

	2005	2004
Audit fees(1)	$928,400	$829,422	(2)
Audit-related fees	—	—
Tax fees	—	301,641
All other fees	—	—

Total fees	$928,400	$1,131,063

(1)	Audit fees reflect fees billed for the audit of the year indicated.
(2)	The amount shown is $75,000 greater than the amount reported in last year’s Proxy Statement due to a final billing for the 2004 audit that was received after last year’s Proxy Statement was mailed to stockholders.

The tax fees in 2004 were comprised of tax compliance and consulting services.

The Audit Committee pre-approves all audit and non-audit services to be performed by InfoSpace’s independent registered public accounting firm. As part of its pre-approval procedures, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. The Audit Committee has considered whether the provision by Deloitte & Touche of the non-audit services described above is compatible with Deloitte & Touche’s independence. After consideration, the Audit Committee has determined that Deloitte & Touche’s independence as an auditor has not been compromised by its provision of these services. All audit services and all audit and non-audit services provided by Deloitte & Touche in 2005 and 2004, respectively, were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee of InfoSpace shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that InfoSpace specifically incorporates it by reference into such filing.

During the year ended December 31, 2005, the Audit Committee of the Board of Directors was comprised of three nonemployee directors: Ms. Wittman (Chair) and Messrs. Cunningham and Hearney. Since January 1, 2006, the Committee has consisted of nonemployee directors Jules Haimovitz, Richard Hearney, Lewis Taffer, and Vanessa Wittman (Chair). Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the SEC rules and is an “independent director” as defined in NASD Rule 4200(a)(15). Each Audit Committee member meets the NASD’s financial knowledge requirements. Our Board of Directors has designated Ms. Wittman as the “audit committee financial expert” under SEC rules and has determined that Ms. Wittman meets the NASD’s professional experience requirements. The Audit Committee met nine times during 2005.

The Audit Committee is governed by a written charter which complies with applicable provisions of the Sarbanes-Oxley Act and related SEC and NASD rules. On an annual basis, the Audit Committee reviews and reassesses the adequacy of its charter.

As more fully set forth in the Audit Committee charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of InfoSpace, including internal controls over financial reporting, and other such duties as directed by the Board. As part of this process, the Audit Committee oversees the quarterly reviews and annual audit of the Company’s consolidated financial statements by InfoSpace’s independent registered public accounting firm and reviews and approves the audit budget as well as any other non-audit fees paid to the Company’s independent registered public accounting firm. The Audit Committee is also responsible for maintaining free and open means of communication among the directors, the independent registered public accounting firm, and the financial management of InfoSpace. In addition to specified duties, the Committee may meet with various employees during the year and has access to any of InfoSpace’s employees or advisors with whom it wishes to communicate.

Management is responsible for InfoSpace’s internal controls, preparation of financial statements and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of InfoSpace’s consolidated financial statements in accordance with standards set by the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon. The Audit Committee monitors and oversees these processes. The Committee members rely, without independent verification, on the information provided to them and on the representations made to them by management and the independent registered public accounting firm.

In this context, the Audit Committee has:

•	discussed with InfoSpace’s independent registered public accounting firm the overall scope and plans for their audits;

•	met and held discussions with the independent registered public accounting firm, both with and without management present, to discuss the results of their examinations, their evaluations of InfoSpace’s internal controls, and the overall quality of InfoSpace’s financial reporting;

•	discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (“Communications with Audit Committees”), as amended, and SEC S-X Rule 2-07, including discussion of the quality, not just acceptability, of the application of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•	reviewed and discussed the audited financial statements with management of InfoSpace; and

•	discussed with the independent registered public accounting firm their independence and have received the written disclosures and letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”).

Based on our reviews and discussions referred to above, we have recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

The Audit Committee has also recommended, subject to ratification by the stockholders, the selection of Deloitte & Touche LLP as InfoSpace’s independent registered public firm for the year ending December 31, 2006.

Members of the Audit Committee:

Vanessa A. Wittman, Chair

Jules Haimovitz

Richard D. Hearney

Lewis M. Taffer

ADDITIONAL INFORMATION RELATING TO

OUR DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

The following table sets forth information concerning the compensation we paid to our most highly compensated executive officers who served during 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation		Long-Term Compensation Awards		All Other Compensation
		Salary	Bonus(1)	Restricted Stock Award(s) ($)	Securities Underlying Options(#)
James F. Voelker	2005	$400,000	$170,000	—	—	$6,300	(2)
Chairman, Chief Executive Officer and President	2004	400,000	400,000	—	—	7,250	(2)
	2003	400,000	400,000	—	950,000	2,750	(2)

Steven L. Elfman(3)	2005	$241,408	$167,142	—	40,000	$6,300	(2)
Executive Vice President, Technology and Operations and Managing Director of Europe

Kathleen H. Rae(4)	2005	$276,923	$95,625	—	—	$6,300	(2)
Former President and Chief Operating Officer	2004	300,000	277,595	—	—	6,150	(2)
	2003	224,038	245,250	—	450,000	40,000	(5)

Edmund O. Belsheim, Jr.	2005	$250,000	$79,687	—	—	$6,300	(2)
Chief Administrative Officer	2004	250,000	231,328	—	—	6,075	(2)
	2003	250,000	171,251	—	125,000	941	(2)

Victor J. Melfi, Jr.(6)	2005	$250,000	$79,687	—	—	$476,660	(7)
Former Chief Strategy Officer	2004	250,000	231,328	—	—	—
	2003	30,288	93,750	—	150,000	115,000	(5)

Brian T. McManus	2005	$225,000	$83,320	—	—	$6,300	(2)
Executive Vice President, Sales and Business Development	2004	225,000	179,509	—	—	6,150	(2)
	2003	149,358	80,625	—	225,000	53,636	(5)

(1)	Bonus amounts are shown for the year they were earned.
(2)	Consists of InfoSpace’s contributions under its 401(k) Plan.
(3)	Mr. Elfman was appointed Executive Vice President, Technology and Operations and Managing Director Europe in August of 2005. Prior to that Mr. Elfman served in various capacities at InfoSpace and was not deemed an executive officer of the Company.
(4)	Ms. Rae’s employment with InfoSpace ended in December 2005.
(5)	Consists of consultant pay earned before becoming an InfoSpace employee.
(6)	Mr. Melfi’s employment with InfoSpace ended in December 2005.
(7)	Consists of $458,333 of severance and a $13,423 lump sum payment of COBRA premia for 12 months paid in 2006 pursuant to Mr. Melfi’s termination of employment with InfoSpace; also includes $4,904 of InfoSpace’s contributions under its 401(k) Plan.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding stock options granted by InfoSpace to the Named Executive Officers during 2005.

Individual Grants
	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price($/Sh)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					5%($)	10%($)
James F. Voelker(4)	—	—	—	—	—	—
Steven L. Elfman	40,000	1.2%	$41.83	04/04/2012	$681,160	$1,587,393
Kathleen H. Rae	—	—	—	—	—	—
Edmund O. Belsheim, Jr.	—	—	—	—	—	—
Victor J. Melfi, Jr.	—	—	—	—	—	—
Brian T. McManus	—	—	—	—	—	—

(1)	Based on a total of 3,308,050 shares underlying options granted to employees during 2005.
(2)	Options were granted at an exercise price equal to the fair market value of our common stock on the date of the grant.
(3)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulations of the SEC and are therefore not intended to forecast possible future appreciation, if any, of the price of our common stock. Assumes all options are exercised at the end of their respective seven-year terms. Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall stock market conditions, as well as the option holders’ continued employment through the vesting period. The amounts reflected in this table may not be achieved.
(4)	Does not include an option for 450,000 shares granted to Mr. Voelker on January 3, 2006 pursuant his employment agreement with InfoSpace dated October 5, 2005. The option vests ratably each month over a 36 month period commencing as of the effective date of the employment agreement.

Aggregate Option Exercises in 2005 and Year-End Option Values

The following table shows certain information concerning stock options exercised by the Named Executive Officers during 2005, including the aggregate value of any gains realized on such exercise. The table also shows information regarding the number of options and the value of unexercised in-the-money options held by the Named Executive Officers on December 31, 2005.

	Shares Acquired On Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In the Money Options at Fiscal Year- End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James F. Voelker	—	—	1,100,500	455,000	$13,389,560	$3,783,600
Steven L. Elfman	—	—	118,125	59,375	$545,063	$609,188
Kathleen H. Rae	250,000	$2,759,684	6,250	—	$90,569	—
Edmund O. Belsheim, Jr.	15,000	$544,948	478,333	79,167	$2,293,754	$845,396
Victor J. Melfi, Jr.	37,500	$809,340	75,000	—	$31,500	—
Brian T. McManus	26,000	$561,641	82,500	87,500	$737,970	$810,425

(1)	These values represent the number of shares subject to in-the-money options multiplied by the difference between the closing price of our common stock on December 30, 2005 ($25.82 per share) and the exercise price of the options.

Employment Agreements

Our executive officers generally sign non-disclosure, invention release and non-competition agreements which limit their ability to compete with us for a year after their employment ends. Except as described below, our executive officers are employed on an at-will basis.

Chairman, Chief Executive Officer and President.    We have entered into an employment agreement with James Voelker, effective as of October 5, 2005, which replaces and supersedes the employment agreement entered into between InfoSpace and Mr. Voelker dated December 21, 2002. Pursuant to the employment agreement, Mr. Voelker will be employed in the position of Chief Executive Officer until December 31, 2008, unless sooner terminated as provided in the employment agreement. He will also serve as Chairman of the Board while employed at InfoSpace, subject to any required Board and/or stockholder approval. If the employment agreement is not extended by InfoSpace upon the expiration of the original term, Mr. Voelker shall become an at-will employee. If Mr. Voelker’s employment is terminated by InfoSpace without cause (as defined in the employment agreement) or by Mr. Voelker for good reason (as defined in the employment agreement), Mr. Voelker is entitled to severance benefits of 100% of his then-current annual salary and annual bonus rate for 12 months, acceleration of vesting of 50% of his then-unvested stock options, and certain insurance benefits. If such termination or resignation for good reason is in connection with a change of control, then 100% of his then-unvested stock options immediately vest instead of 50%. If Mr. Voelker remains employed by InfoSpace or its successor for 12 months following a change of control, then 100% of his then-unvested options immediately vest. In the event of Mr. Voelker’s death during the term of the employment agreement, Mr. Voelker’s estate is entitled to severance benefits of 100% of his then-current annual salary rate for three months, acceleration of vesting of 100% of his then unvested stock options, and certain insurance benefits. If Mr. Voelker terminates his employment voluntarily while an at-will employee following notice by InfoSpace of non-renewal of the employment agreement and expiration of its original term, Mr. Voelker is entitled to severance benefits of 100% of his then-current annual salary rate for 6 months, acceleration of vesting of 100% of his then-unvested stock options, and certain insurance benefits.

The agreement provides for a minimum base salary of $400,000, which is subject to annual review but in no event less than $400,000, and eligibility for an annual performance bonus to be set at not less than 50% of his then-current annual salary. The agreement also provides for Mr. Voelker to receive a stock option grant on January 3, 2006, of 450,000 shares, vesting ratably each month over a 36 month period commencing as of the effective date of the employment agreement. The option is otherwise subject to the terms of our standard employee stock option agreements.

Other Executives.    We have also entered into employment agreements with each of our other named executive officers. These agreements provide for an annual base salary, eligibility for an annual performance bonus to be set at no less than 50% of the base salary, and a stock option grant subject to our standard terms. If the executive is terminated by InfoSpace without cause (as defined in the employment agreement) or by the executive for good reason (as defined in the employment agreement), including in connection with a change of control, the executive is entitled to severance benefits of 100% of his or her annual salary and annual bonus rate, acceleration of vesting of 50% of the executive’s unvested stock options, and insurance benefits. In the event of the executive officer’s death during the term of the employment agreement, such executive officer’s estate is entitled to severance benefits of 100% of his or her then-current annual salary rate for three months, the right to exercise the executive officer’s then-vested options, and certain insurance benefits. Our employment agreement with Mr. Belsheim, our Chief Administrative Officer, also provides that in the event of his death while employed by InfoSpace, 100% of Mr. Belsheim’s then-unvested options shall vest and become exercisable by his estate.

Equity Compensation Plans

During 2005, certain executive officers and directors received benefits under our Restated 1996 Flexible Stock Incentive Plan and the related Stock Option Program for Nonemployee Directors, and the 1998 Employee Stock Purchase Plan. Our stockholders have approved both plans.

Restated 1996 Flexible Stock Incentive Plan

The purpose of the 1996 Plan is to provide an opportunity for our employees, officers, directors, independent contractors and consultants to acquire our common stock. The 1996 Plan provides for grants of stock options, stock appreciation rights, or SARs, and stock awards. At December 31, 2005, an aggregate of 11,700,657 shares of common stock were authorized for issuance, options to purchase 7,459,412 shares of common stock were outstanding at a weighted average exercise price of $28.63 per share, and options to purchase 795,661 shares were available for future grant under the 1996 Plan.

Stock Option Program for Nonemployee Directors

Under the 1996 Plan, we grant a nonqualified stock option to purchase 10,000 shares of common stock to each nonemployee director on the date the director is first appointed or elected to our Board of Directors. We grant to each nonemployee director an additional nonqualified stock option to purchase 7,500 shares of common stock immediately following each Annual Meeting of Stockholders, except for those nonemployee directors who were newly elected to the Board of Directors at such Annual Meeting of Stockholders or within the three-month period prior to such Annual Meeting of Stockholders. All options granted under the program for nonemployee directors vest fully on the first anniversary of the date of such grant.

1998 Employee Stock Purchase Plan

We adopted the 1998 Employee Stock Purchase Plan in August 1998. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended, and permits eligible employees to purchase our common stock through payroll deductions of up to 15% of their compensation. Under the Purchase Plan, no employee may purchase stock worth more than $25,000 in any calendar year, valued as of the first day of each offering period. We have authorized an aggregate of 1,360,000 shares of common stock for issuance under the Purchase Plan.

The Purchase Plan is implemented with six-month offering periods. Offering periods begin on each February 1 and August 1. Participants purchase common stock under the Purchase Plan at a price equal to the lesser of 85% of their fair market value on the first day of an offering period and 85% of the fair market value on the last day of an offering period. A total of 440,886 shares of common stock had been issued under the Purchase Plan as of December 31, 2005 and 919,114 shares remained available for future purchase as of that date.

The following table provides information about all of our stock option plans as of December 31, 2005.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	7,459,645	$28.62	1,714,775
Equity compensation plans not approved by security holders (2)	575,697	$39.45	1,697,515

Total	8,035,342	$29.40	3,412,290

(1)	Includes shares to be issued under our Restated 1996 Flexible Stock Incentive Plan and our 1998 Employee Stock Purchase Plan. Also includes 233 shares to be issued upon exercise of outstanding options under the Go2Net, Inc. 2000 Stock Option Plan and Go2Net, Inc. 1996 Stock Option Plan. These plans were assumed in connection with the acquisition of Go2Net, Inc., which was approved by our stockholders on October 12, 2000. No shares remain available for future issuance under the Go2Net plans.
(2)	Includes 195,199 shares to be issued upon exercise of outstanding options under our 2001 Nonstatutory Stock Option Plan. There are 1,611,357 shares remaining available for future grants under such plan. Also includes 3,667 shares to be issued upon exercise of outstanding options under the Savesmart, Inc. 1997 Equity Incentive Plan and the Saraide.com Inc. 1998 Equity Incentive Plan, which were assumed by InfoSpace on acquisition of the companies sponsoring such plans. No shares remain available for future grants under these plans. Also includes 1,267 shares to be issued upon exercise of outstanding options under the InfoSpace, Inc. and Saraide Inc. 2000 Stock Plan, which was adopted by InfoSpace in connection with the acquisition of Saraide. No shares remain available for future grants under such plan. Also includes 370,793 shares to be issued upon exercise of outstanding options under the InfoSpace, Inc. Switchboard Incorporated Stock Incentive Plan, which was assumed in connection with the acquisition of Switchboard. There are 86,158 shares remaining available for future grants under such plan. Also includes 4,771 shares underlying compensatory options issued outside of any benefit plan prior to our becoming a public company in 1998.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee of InfoSpace shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that InfoSpace specifically incorporates it by reference into such filing.

During the year ended December 31, 2005, the Compensation Committee of the Board of Directors was comprised of three nonemployee directors: Messrs. Cunningham (Chairman), Taffer and Tronsrue. Mr. Hearney was appointed to the Committee effective January 1, 2006. The Committee met eight times, and acted by unanimous written consent three times, during 2005. Each member of the Compensation Committee meets the independence criteria prescribed by applicable law and the SEC rules and is an “independent director” as defined in NASD Rule 4200(a)(15). The policy of the Compensation Committee is to maximize stockholder value over time. Accordingly, the primary goal of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to compensation of the Company’s executive officers, to align the interests of the executive officers with those of the Company’s stockholders, and to make recommendations to management regarding the Company’s general compensation goals and structure.

Salary and Bonus Compensation

In reviewing and approving compensation of executive officers and compensation matters generally, the Compensation Committee considers such matters as it deems appropriate, including:

•	The Company’s financial and operating performance;

•	Alignment of the interests of the executive officers and the Company’s stockholders;

•	The performance of InfoSpace’s common stock; and

•	InfoSpace’s ability to attract and retain qualified individuals.

No set formula is used for these determinations, and no particular function is weighted greater or lesser than the other.

We seek to maintain a significant portion of the executive’s total cash compensation at risk, tied to achievement of specified revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) goals determined by the Compensation Committee. Revenue and EBITDA goals are established and measured on a consolidated, worldwide basis for the Company as a whole. Bonus amounts are approved by the Compensation Committee for payment based on achievement of those goals, provided the executive has also met or exceeded specified management performance objectives. The Compensation Committee has discretion to pay out partial bonuses if such management performance objectives are partially met.

Equity-Based Compensation

The Compensation Committee views stock options as an important part of its long-term, performance-based compensation program. The Compensation Committee bases grants of stock options to the executive officers of InfoSpace under its Restated 1996 Flexible Stock Incentive Plan upon the Committee’s estimation of each executive’s potential contribution to the long-term growth and profitability of InfoSpace. The stock option grants are intended to provide additional incentives to the executive officers to maximize stockholder value by encouraging executives to manage from the perspective of owners with an equity stake in InfoSpace. Options are granted at the then-current market price and are generally subject to four-year vesting periods to encourage key employees to remain with InfoSpace.

Compensation of the Chief Executive Officer

Pursuant to an employment agreement, Mr. Voelker’s annual base salary is set at a minimum of $400,000. Mr. Voelker is also eligible for a performance bonus of up to 150% of his annual salary, to be based upon performance objectives to be mutually determined by the Compensation Committee (or the Board) and Mr. Voelker. In determining the terms of Mr. Voelker’s compensation, we consulted outside professional advisors, and considered Mr. Voelker’s executive management and industry experience, his demonstrated ability to lead growing companies, compensation paid to chief executive officers of comparable companies, and the scope of his duties at InfoSpace.

For 2005, we set Mr. Voelker’s annual base salary at $400,000. In January 2006, we approved a bonus of $170,000 to be paid to Mr. Voelker. The bonus was based on achievement of specified 2005 revenue and EBITDA goals and management performance objectives.

Summary

The Compensation Committee believes that these compensation policies have been instrumental in assisting InfoSpace to recruit and retain qualified employees and in linking compensation to its strategic objectives. InfoSpace’s compensation policies will continue to evolve over time as InfoSpace moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term stockholder value.

Members of the Compensation Committee:

John E. Cunningham, IV (Chair)

Richard D. Hearney

Lewis M. Taffer

George M. Tronsrue, III

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish InfoSpace with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, InfoSpace believes that all filing requirements applicable to its executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities have been complied with during 2005.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During 2005, our Compensation Committee was composed of Messrs. Cunningham, Taffer and Tronsrue. None of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

Transactions that are material to us, including loans, between us and our officers, directors and principal stockholders and their affiliates are approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors. We currently have no such transactions to report.

Indemnification Arrangements

In addition to InfoSpace’s expense advancement and indemnification obligations under our charter documents and applicable law, we have entered into standard indemnification agreements in the ordinary course of business with each of our executive officers and directors.

Performance Graph

The information contained in the performance graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that InfoSpace specifically incorporates it by reference into such filing.

Set forth below is a line graph comparing the cumulative return to the stockholders of our common stock to the cumulative return of (i) the Nasdaq U.S. Index and (ii) the Nasdaq Computer Index for the five-year period ending on December 31, 2005.

FIVE YEAR CUMULATIVE TOTAL RETURN

(Assuming investment of $100 on December 31, 2000)

TRANSACTION OF OTHER BUSINESS

The Board of Directors of InfoSpace knows of no other matters to be submitted at the meeting. If any other matters come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC. Proposals of stockholders of InfoSpace intended to be presented for consideration at our 2007 Annual Meeting of Stockholders must be received by InfoSpace no later than November 21, 2006 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors or (ii) any stockholder entitled to vote who has delivered written notice to the Corporate Secretary of InfoSpace not fewer than 60 days nor more than 90 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. In the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholders must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Our Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting: (i) by or at the direction of the Board of Directors, or (ii) by any stockholder entitled to vote who has delivered written notice to the Corporate Secretary of InfoSpace not less than 60 days nor more than 90 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified InfoSpace of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, InfoSpace need not present the proposal for a vote at such meeting. For further information regarding nomination of directors, see the description of the Nominating and Governance Committee of our Board of Directors under the heading “Board Meetings and Committees; Corporate Governance Matters.”

A copy of the full text of the Bylaws discussed above is available on our company Web site at www.infospaceinc.com or may be obtained by writing to the Corporate Secretary of InfoSpace. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to InfoSpace’s principal executive offices at 601 108th Avenue NE, Suite 1200, Bellevue, Washington 98004, Attention: Corporate Secretary.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2005 is available on our company Web site at www.infospaceinc.com. Upon written request by any stockholder to John M. Hall, the Corporate Secretary of InfoSpace, at 601 108th Avenue NE, Suite 1200, Bellevue, Washington 98004, a copy of the Annual Report on Form 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to the Annual Report on Form 10-K will be furnished for a fee which will not exceed our reasonable expenses in furnishing the exhibits.

By Order of the Board of Directors,

John M. Hall
Senior Vice President, General Counsel and Secretary

Bellevue, Washington

March 21, 2006

INFOSPACE, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 8, 2006

10:00 a.m.

Meydenbauer Center

11100 NE 6th Street, Room 404

Bellevue, Washington 98004

YOUR VOTE IS IMPORTANT!

You can vote by promptly returning your completed

proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

INFOSPACE, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 8, 2006

The undersigned stockholder(s) of InfoSpace, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders dated March 21, 2006 and Proxy Statement dated March 21, 2006, and hereby appoints Allen M. Hsieh and John M. Hall, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of InfoSpace, Inc. to be held on May 8, 2006, at 10:00 a.m., Pacific Daylight Time, at the Meydenbauer Center, located at 11100 NE 6th Street, Room 404, Bellevue, Washington 98004, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

The shares represented by this proxy will be voted in accordance with the specifications made. If no specification is made, the shares represented by this proxy will be voted for the persons and proposals on the reverse side. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Address Changes/Comments:

(If you noted any comments above, please mark corresponding box on other side.)

CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE

601 108TH AVENUE NE SUITE 1200 BELLEVUE, WA 98004

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by InfoSpace, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to InfoSpace, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INSPA1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INFOSPACE, INC.

Vote On Directors

1. Election of Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
Nominees:	01) Edmund O. Belsheim, Jr.
	02) John E. Cunningham, IV	☐	☐	☐	___________________________________________________
03) Lewis M. Taffer

					For	Against	Abstain

Vote On Proposal

2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.					☐	☐	☐

PLEASE SIGN exactly as your name appears on the stock certificate. Joint owners should each sign. Executors, administrators, trustees, etc., should so indicate when signing. If signer is a corporation, please sign in full corporate name by duly authorized officer.

For address changes/comments, please check this box and write them on the back where indicated.		☐

Mark, sign and date your proxy card and return promptly in the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date Signature (Joint Owners) Date